UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 6, 2003

                      ROYAL CASKET DISTRIBUTION CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


      FLORIDA                    0-49617                   65-1129409
      -------                   ----------                 ----------
(State or other jurisdiction   (Commission             (IRS Employer
of incorporation)              File Number)            Identification No.)



           2401 E. ATLANTIC BLVD., SUITE 314, POMPANO BEACH, FL 33062
           ----------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (954) 782-5006

ITEM 5.      OTHER EVENTS
-------      ------------

See articles of dissolution attached.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ROYAL CASKET DISTRIBUTION CORPORATION
                                         (Registrant)

                                             /s/ DON A PARADISO
Dated: January 7, 2003                 By__________________________
                                         Don A. Paradiso
                                         Chairman of the Board

                            ARTICLES OF DISSOLUTION

PURSUANT TO SECTION 607.1403, FLORIDA STATUTES, THIS FLORIDA PROFIT CORPORATION SUBMITS THE FOLLOWING ARTICLES OF DISSOLUTION:

FIRST: The name of the corporation is: Royal Casket Distribution Corporation
                                      -------------------------------------

SECOND: The date dissolution was authorized: December 30, 2002
                                             -----------------
THIRD: Adoption of Dissolution (CHECK ONE)

[ X ] Dissolution was approved by the shareholders. The number of votes cast for dissolution was sufficient for approval.

[   ] Dissolution was approved by vote of the shareholders through voting groups.

      THE FOLLOWING STATEMENT MUST BE SEPARATELY PROVIDED FOR EACH VOTING GROUP ENTITLED TO VOTE SEPARATELY ON THE PLAN TO DISSOLVE:

      The number of votes cast for dissolution was sufficient for approval by

      Common Shares 10,000,000 (100%).
      --------------------------------
      (voting group)

Signed this 30th day of December, 2002
            ----        --------------

/s/ DON A. PARADISO
    ---------------------------------------------------------------------------
    (By the Chairman or Vice Chairman of the Board, President, or other officer) Don A. Paradiso, President & Chairman

                           -------------------------
                            (Typed or printed name)

                                   President &
                                    Chariman
                            ------------------------
                                     (Title)